UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2025
Crown Castle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Katy Freeway, Houston, Texas 77024
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On March 13, 2025, Crown Castle Inc. ("Company") issued a press release disclosing its financial results for the fourth quarter and full year ended December 31, 2024 and announcing it has entered into a definitive agreement to sell its small cells and fiber solutions businesses to affiliates of EQT Active Core Infrastructure fund and Zayo Group Holdings Inc., respectively. A copy of the press release is furnished herewith as Exhibit 99.1.
ITEM 7.01 — REGULATION FD DISCLOSURE
The press release referenced in Item 2.02 above refers to certain supplemental information that was posted as a supplemental information package on the Company's website on March 13, 2025. The supplemental information package is furnished herewith as Exhibit 99.2.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 13, 2025
99.2	Supplemental Information Package for period ended December 31, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K ("Form 8-K") and Exhibits 99.1 and 99.2 attached hereto are furnished as part of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Form 8-K contains forward-looking statements that are based on Company management's current expectations. Such forward-looking statements include plans, projections and estimates regarding the anticipated disposition of small cell and fiber solutions businesses. Such statements also include our anticipated reduction to our annualized dividend and the expected implementation of a share repurchase program. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company's filings with the Securities and Exchange Commission. The term "including," and any variation thereof, means "including, without limitation."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INC.
By:	/s/ Edward B. Adams, Jr.
	Name:	Edward B. Adams, Jr.
	Title:	Executive Vice President and General Counsel
Date: March 13, 2025